UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             December 21, 2001
                             -----------------
                              Date of Report
                    (Date of earliest event reported)


                         BETHURUM LABORATORIES, LTD.
                         ---------------------------
           (Exact name of registrant as specified in its charter)


British Virgin Islands            0-25167                        None-N/A
----------------------            -------                       ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)


                          18563 Valley Boulevard
                        La Puente, California 91744
                        ---------------------------
                  (Address of Principal Executive Offices)

                              (800) 864-9454
                              --------------
                       (Registrant's Telephone Number)


                           6171 Richmond, Suite 200
                            Houston, Texas 77057
                            --------------------
         (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     (a) Effective as of December 21, 2001, the Registrant ("Bethurum"); Global Starlink Group, Inc., a corporation organized under the laws of the Cayman Islands, BWI ("GSL"); and Allstate Development Ltd. a Hong Kong business entity that is the sole GSL stockholder ("Allstate" or the "GSL Stockholder"), executed an Agreement and Plan of Reorganization (the "GSL Plan"), whereby the Registrant acquired 100% of the outstanding securities of GSL. The effective date of the GSL Plan was December 21, 2001, and the combination of these entities was treated as a purchase for accounting purposes, with GSL becoming a wholly-owned subsidiary of the Registrant on closing.

     The source of the consideration used by the GSL Stockholder to acquire its interest in the Registrant was the exchange of 100% of the outstanding securities of GSL.

     The basis of the "control" by the GSL Stockholder is stock ownership, and the sole GSL Stockholder, Allstate, that is owned totally by Mai Wong, a resident of China, who was designated and elected to the Board of Directors of the Registrant on the closing of the GSL Plan.

     The principal terms of the GSL Plan were:

          1. The acquisition of 100% of the outstanding securities of GSL in exchange for 30,400,000 shares of the Registrant's common stock ("restricted securities"), as outlined in Exhibit A of the GSL Plan. At the closing, there were 32,000,750 post-GSL Plan outstanding shares of common stock of the reorganized Bethurum, which takes into account the cancellation of 1,700,000 shares of Bethurum's pre-GSL Plan outstanding common stock that were owned by Benchmark Merchant Partners, LLP ("Benchmark"), a principal stockholder of Bethurum prior to the closing of the GSL Plan.

          2. A reverse split of the post-GSL Plan outstanding shares of Bethurum common stock on a basis of one for four, an increase in the capitalization of Bethurum to 1,000,000,000 authorized shares and a name change of Bethurum to "GSL Group, Inc.," all to be effective on January 18, 2002. The reverse split would reduce the post-GSL Plan outstanding common stock of Bethurum from 32,000,750 shares to 8,000,188 shares, more or less, depending upon shares that are required to be issued for rounding up to the nearest whole share resulting from rounding fractions to a whole share.

          3. The Resignation of the directors and executive officers of the Registrant, and the election of the directors and executive officers of designated by GSL and the GSL Stockholder as directors and executive officers of the Registrant.

          4. Bethurum is indebted to William A. Silvey, Jr. and W. Scott Thompson, former directors and executive officers of Bethurum, for the aggregate sum of $350,000, as evidenced by Exhibit B to the GSL Plan, which is a Promissory Note in the amount of $175,000 payable to the order of Mr. Silvey; and Exhibit B-1 to the GSL Plan, which is a Promissory Note in the amount of $175,000 payable to the order of Mr. Thompson. Each received $25,000 on these Promissory Notes on January 4, 2002. GSL and the GSL Stockholder have (i) approved and agreed not to contest the Promissory Notes in any manner whatsoever singly or on behalf of Bethurum; (ii) to cause Bethurum to pay these Promissory Notes in accordance with their terms, and if not paid when due, to assume and guarantee all obligations of Bethurum under these Promissory Notes and to pay the entire balance due thereunder within 10 days after any such default; and (iii) to reserve or cause to be reserved by Bethurum a sufficient number of shares of common voting stock of Bethurum from its authorized capital for issuance to Messrs. Silvey and Thompson so that in the event of any default and foreclosure on the Promissory Notes, that Messrs. Silvey and Thompson can collectively be issued an amount of common voting stock of Bethurum that will then represent not less than 51% of the post-GSL Plan outstanding voting securities of Bethurum, which is one of the options available to Messrs. Silvey and Thompson on default provided for in the Promissory Notes. In the event that this default option is applicable, GSL and the GSL Stockholder shall also indemnify and hold Bethurum harmless from and against any and all liabilities that were incurred by Bethurum from the closing of the GSL Plan. The Promissory Notes were in payment of all pre-GSL Plan liabilities that were paid and/or assumed by Messrs. Silvey and Thompson, and for other services rendered and/or costs expended on behalf of Bethurum prior to closing.

          5. A condition precedent to the closing is that the GSL Stockholder and GSL shall provide Bethurum with satisfactory evidence that GSL had acquired all of the outstanding securities of Coast Drapery Service, Inc., a Nevada corporation and wholly-owned subsidiary of GSL ("Coast Drapery"), free and clear of any liens or encumbrances of any type or nature whatsoever, and that all of the outstanding shares of Coast Drapery had been delivered to GSL, free and clear of any liens or encumbrances whatsoever.

     Prior to the completion of the GSL Plan, there were 1,600,750 outstanding shares of the Registrant's common stock. Following the completion of the GSL Plan, there were 32,000,750 outstanding shares of common stock, not taking into account the reverse split that is to be effective on January 18, 2002.

     A copy of the GSL, Plan, including all material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7, Exhibit 2.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock prior to the closing of the GSL Plan, and the share holdings of the then members of management:

Name                      Positions Held           Shares Owned          %

Leonard W. Burningham      Stockholder                117,150           7.32
455 East 500 South, #205
Salt Lake City, Utah 84111

Fulton Holdings            Stockholder                187,500          11.71
P. O. Box 4709
Pasadena, Texas 77502-4709

C L Segal, TTEE            Stockholder                100,000           6.02
Alex Segal Family Trust
201 McDuffie, #178
Houston, Texas 77019

William A. Silvey, Jr.     President/Director         326,800(1)       20.42
5227 Cripple Creek Court
Houston, Texas 77017

W. Scott Thompson         Secretary/Director          320,400(2)       20.02
6371 Richmond, #200
Houston, Texas 77057

TOTALS:                                             1,051,850          65.71

           (1) These shares are held in the name of Helen Silvey, Mr. Silvey's wife. Due to their marital relationship, Mr. Silvey may be deemed to be the beneficial owner of all shares held in Ms. Silvey's name.

           (2) Includes 1,100 shares held as custodian for Traci L. Thompson, his daughter; 50,000 shares in the name of Thompson Family Trust; 50,000 shares in the name of Thompson 1983 Family Trust; 25,000 shares in the name of Candace S. Thompson C/F Traci L. Thompson; 25,000 shares in the name of Candace S. Thompson C/F William Scott Thompson; and 51,000 shares in the name of Candace S. Thompson, W. Scott Thompson's wife.

     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Registrant's common stock following the closing of the GSL Plan, and the share holdings of the new members of management:

Name                      Positions Held             Shares Owned*     %*
----                      --------------             -------------     --
Allstate Development Ltd. Stockholder                30,400,000        95%
Mai Wong                  Director                   30,400,000        95%
17 F/D Lok Moon Mansion
39-41 Queen's Road
Each Wanchi, Hong Kong

Luis Chang                President and CEO              -0-           -0-
88 Delmonte Avenue
Los Altos, California 94022

Murray Findley            Vice President, Secretary      -0-           -0-
24 Princeville Lane       and Director
Las Vegas, Nevada 89113

               * Mai Wong is the sole stockholder of Allstate, and Messrs. Chang and Findley are directors and/or officers of Allstate

     Mai Wong. Mr. Wong has been Chairman of Universal Investment Group, a Singapore corporation; and director of the Everbright Group, located in Beijing, China for the last five years.

     Luis Chang. Mr. Chang was Chief Executive Officer of Universal Investment Group, a Singapore corporation, from 1992 to 1998; and from 1998 to the present, has served as Executive Chairman at Universal.

     Murray Findley. Mr. Findley served as Director for Coast Drapery for the last five years. Prior to serving in this position, Mr. Findley was Secretary and a director for Westex Manufacturing Corp. in Nogales, Arizona for fifteen years.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the GSL Plan was negotiated at "arms length," and the directors and executive officers of the Registrant used criteria used in similar uncompleted proposals involving the Registrant in the past, including the relative value of the assets of the Registrant in comparison to those of GSL; GSL's present and past business operations; the future potential of GSL; its management; and the potential benefit to the stockholders of the Registrant. The directors determined that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or five percent or more stockholder of the Registrant had any direct or indirect interest in GSL or the GSL Stockholder prior to the completion of the GSL Plan.

     (b) The Registrant is a successor to and intends to continue the business operations conducted and intended to be conducted by GSL, which presently solely involve those carried on by its wholly-owned subsidiary, Coast Drapery, consisting of refurbishment of all cloth items, such as draperies and bedding materials for Las Vegas hotels, principally using Chinese labor and materials to fill its customer's requirements.

     Also see the unaudited financial statements of Coast Drapery that were attached to the GSL Plan as Exhibit E. See Item 7.

                                MANAGEMENT

Directors and Executive Officers
--------------------------------

     The members of the Board of Directors of GSL serve until the next annual meeting of stockholders or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. The following are the directors and executive officers of GSL:

Name                  Age       Position                  Held Positions Since

Mai Wong              56        Director                        12/21/01
Luis Chang            39        President and CEO               12/21/01
Murray Findley        61        Vice President, Secretary       12/21/01
                                and Director

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     Certain persons who are friends or associates of the principals of GSL acquired certain options from a number of Bethurum stockholders to acquire 328,664 shares of common stock ("restricted securities") that these persons had purchased in a private placement of Bethurum in mid-2000. The option purchase price is $6.00 plus 50% of any sum in excess of $12.00 per share, measured against the prior days quoted closing bid price on the OTC Bulletin Board on the date of the exercise. The options may be exercised only in whole
and not in part.   The options expire as follows:  82,166 option shares expire
228 days from December 1, 2001; 82,166 option shares expire 62 days from July 15, 2002; 82,166 option shares expire 61 days from September 15, 2002; and, 82,166 option shares expire 61 days from November 15, 2002. Based upon the current limited market for the common stock of the reorganized Bethurum, these options are far from being "in the money," and at the present time, the result of the granting of these options appears to be that the present "public float" of the securities of Bethurum has been reduced by this number of shares during the option exercise periods.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     Pursuant to the Registrant's Bylaws, the pre-GSL Plan directors and executive officers of the Registrant resigned and designated the directors and executive officers designated by GSL and the GSL Stockholder to serve in their place and stead, until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

             These financial statements will be provided within 75 days from the date of this Report or on or before March 6, 2002.

          (b)  Pro Forma Financial Information.

             These pro forma financial statements will be provided within 75 days from the date of this Report or on or before March 6, 2002.

          (c) Exhibits.

           2.1         Agreement and Plan of Reorganization

                         Exhibit A-   Stockholder of Global Starlink Group,
                                      Inc.
                         Exhibit B-   Promissory Note of William A. Silvey,
                                      Jr.
                         Exhibit B-1- Promissory Note of W. Scott Thompson
                         Exhibit C-   Audited Financial Statements of Bethurum
                                      Laboratories, Ltd. for the years ended
                                      December 31, 2000 and 1999
                         Exhibit C-1- Unaudited Financial Statements of
                                      Bethurum Laboratories, Ltd. for the
                                      period ended September 30, 2001
                         Exhibit D-   Bethurum's Exceptions

                         Exhibit E-   Unaudited Balance Sheet and Income
                                      Statement of Global Starlink Group, Inc.
                                      and Coast Drapery Service, Inc. for the
                                      year ended March 31, 2001
                         Exhibit F-   Global Starlink Group's Exceptions
                         Exhibit G-   Investment Letters
                         Exhibit H-   Bethurum's Compliance Certificate.
                         Exhibit I-   Global Starlink Group's Compliance
                                      Certificate.

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BETHURUM LABORATORIES, INC.

DATED: 1/14/02                           /s/Luis Chang
       ------------------                ----------------------------
                                         Luis Chang
                                         President, CEO and Director